DSLA Mortgage Pass-Through Certificates

Series 2005-AR1

Preliminary Marketing Materials

$505,604,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: February 14, 2005

DSLA Mortgage Pass-Through Certificates

Series 2005-AR1

$505,604,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal/ Notional Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
1A-1	$503,475,000	Not Marketed Hereby		Floating Rate (3)	Super Senior	Aaa/AAA
2A-1A	$269,797,000	3.78 / 3.95	1-150 / 1-479	Floating Rate (3)	Super Senior	Aaa/AAA
2A-1B	$179,865,000	3.78 / 3.95	1-150 / 1-479	Floating Rate (3)	Senior Mezz	Aaa/AAA
2A-2	$55,942,000	3.78 / 3.95	1-150 / 1-479	Floating Rate (3)	Senior Mezz	Aaa/AAA
B-1	$30,393,000	Not Marketed Hereby		Floating Rate (6)	Subordinate	Aa2/AA
B-2	$23,762,000			Floating Rate (6)	Subordinate	A2/A
B-3	$16,577,000			Floating Rate (6)	Subordinate	Baa2/BBB
X-1	Notional			Floating Rate (4)	Senior/NAS IO	Aaa/AAA
X-2	Notional			Floating Rate (5)	Senior/WAC IO	Aaa/AAA
R	$100	Not Marketed Hereby			Senior/Residual	Aaa/AAA
B-4	$14,920,000	Privately Offered Certificates			Subordinate	Ba2/BB
B-5	$6,077,000				Subordinate	NR/B
B-6	$4,427,100				Subordinate	NR/NR
Total:	$1,105,235,200

(1)

Distributions on the Class 1A-1 and Class R Certificates will be derived primarily from the Group 1 Mortgage Loans (as described herein).  Distributions on the Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates will be derived primarily from the Group 2 Mortgage Loans (as described herein).  Distributions on the Class X-1, Class X-2 and Subordinate Certificates will be derived primarily from all the Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1A-1, Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates are shown to the Optional Call Date (as described herein) and to Maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1A-1, Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) 10.50%.

(4)

The notional balance of the Class X-1 Certificates shall at all times equal the sum of the notional balances of its two components: the X-1A1 Component and the X-1A2 Component.  For any Distribution Date on or prior to the Distribution Date in August 2008, the component notional balance of the X-1A1 Component shall equal the lesser of  (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 1A-1 Certificates immediately prior to such Distribution Date.  For any Distribution Date on or prior to the Distribution Date in August 2008, the component notional balance of the X-1A2 Component shall equal the lesser of (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates immediately prior to such Distribution Date.  Beginning on the Distribution Date in [ ], the notional balance of the Class X-1 Certificates Date will be equal to zero.  The Certificate Interest Rate for the Class X-1 Certificates will be equal to [__]%.  Principal will not be distributed on the Class X-1 Certificates.

(5)

The Class X-2 Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the certificates (other than the Class X-2 Certificates) during the related accrual period and (b) 12 divided by the aggregate principal balance of the Mortgage Loans.  The principal only components of the Class X-2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class  Certificates, as described herein.

(6)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which multiples by 1.5  after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.  The Class B-6 Certificates will not be rated.

Cut-off Date:

February 1, 2005.

Expected Pricing Date:

February [17], 2005.

Closing Date:

On or about February 28, 2005.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2005.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class 1A-1 and Class 2A-1A, Class 2A-1B, Class 2A-2 Certificates (the “Class A Certificates”), Class X-1 and Class X-2 Certificates (the “Class X Certificates”) and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by the investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for the Offered Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X-2 and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $1,105,235,200 (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $551,451,099.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $553,784,101.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date none of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Credit Enhancement for the Certificates will consist of Senior/subordinate, shifting interest structure (the credit enhancement information shown below is subject to final rating agency approval):

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [8.70]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after February 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal only components of the Class X-2 Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

March 2005 – February 2015

0% Pro Rata Share

March 2015 – February 2016

30% Pro Rata Share

March 2016 – February 2017

40% Pro Rata Share

March 2017 – February 2018

60% Pro Rata Share

March 2018 – February 2019

80% Pro Rata Share

March 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal only components of the Class X-2 Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in March 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in March 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and the principal only components of the Class X-2 Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A and the principal only components of the Class X-2 Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net Maximum Rate

Cap:

The “Net Maximum Rate Cap” for the Senior Certificates is equal to the weighted average of the Net Maximum Rate Caps of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rate Caps of the Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Net WAC Cap:

The “Net WAC Cap” for the Class 1A-1 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans on the first day of the month prior to such Distribution Date, less (y) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction equal to (x) the notional balance of the group 1 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (y) the aggregate principal balance of the Class 1A-1 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates equal to (x) the weighted average of the Net Mortgage Rates of the  Mortgage Loans on the first day of the month prior to such Distribution Date less (y) the Certificate Interest Rate of the Class X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, in each case adjusted for the related interest accrual period.

Carryover Shortfall

Amount:

If on any Distribution Date, one month LIBOR plus the related margin for the Subordinate Certificates is greater than or equal to the related Net WAC Cap, then such Class or Classes will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, for each Class the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class 1A-1, Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates will be paid first (pro-rata, if applicable) from payments made pursuant to the related Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-2 Certificates).  Carryover Shortfall Amounts will be paid to holders of the Class B-1, Class B-2 and Class B-3 Certificates, sequentially, in that order, to the extent of any remaining Class X-2 interest.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1A-1, Class 2A-1A, Class 2-A-1B and Class 2A-2 Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Rate Cap” for the Class X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the Subordinate Certificates (other than the Class X-1 and Class X-2 Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero.  The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1A-1 Certificates and the group 1 principal only component of the Class X-2 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 1A-1 Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2A-2 Certificates until its class principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2A-1A, Class 2A-1B Certificates and the group 2 principal only component of the Class X-2 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 2A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2A-1B Certificates until its class principal balance has been reduced to zero.

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into a series of “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of each of (i) the Class 1A-1 and (ii) Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates.  The notional balance of each Yield Maintenance Agreement and the related strike rates are in the tables below.  The notional balance of the YMAs for (i) the Class 1A-1 and (ii) the Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates are subject to a maximum equal to (i) the aggregate principal balance of the Class 1A-1 and (ii) the Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.  For each YMA, such payments will be capped at its maximum amount when one-month LIBOR equals or exceeds [10.50]%.  The Yield Maintenance Agreements will terminate after the Distribution Date in June 2018.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the related Class 1A-1, Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates.

Yield Maintenance Agreement Schedule and Strike Rates
For Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	42	234,153,502	9.894876	83	106,229,322	10.281594	124	48,091,613	10.282186
2	494,822,077	9.331593	43	228,866,174	10.281214	84	104,209,740	10.281605	125	N/A	N/A
3	487,180,783	9.666262	44	N/A	N/A	85	N/A	N/A	126	46,252,438	10.282222
4	479,657,999	9.376888	45	219,466,457	10.28123	86	100,283,268	10.281629	127	45,358,780	10.28224
5	472,251,752	9.71222	46	N/A	N/A	87	N/A	N/A	128	N/A	N/A
6	464,960,103	9.420561	47	211,277,554	10.281246	88	96,502,438	10.281653	129	43,621,718	10.282277
7	457,781,146	9.441811	48	207,297,160	10.281254	89	N/A	N/A	130	N/A	N/A
8	450,713,009	9.778104	49	N/A	N/A	90	92,861,889	10.281678	131	41,949,599	10.282316
9	443,753,854	9.483181	50	199,557,491	10.28127	91	91,092,598	10.28169	132	41,137,139	10.282335
10	436,901,871	9.820094	51	N/A	N/A	92	N/A	N/A	133	N/A	N/A
11	430,155,286	9.523098	52	192,103,608	10.281287	93	87,652,848	10.281715	134	39,557,961	10.282374
12	423,512,352	9.542532	53	N/A	N/A	94	N/A	N/A	135	N/A	N/A
13	N/A	N/A	54	184,925,019	10.281304	95	84,340,823	10.281741	136	38,037,890	10.282415
14	410,221,137	9.580366	55	181,435,786	10.281312	96	82,731,231	10.281754	137	N/A	N/A
15	403,730,713	9.918755	56	N/A	N/A	97	N/A	N/A	138	36,574,741	10.282456
16	397,341,443	9.616908	57	174,651,296	10.28133	98	79,602,028	10.281781	139	35,863,852	10.282477
17	391,051,636	9.955869	58	N/A	N/A	99	N/A	N/A	140	N/A	N/A
18	384,859,632	9.652215	59	168,117,515	10.281348	100	76,589,113	10.281808	141	34,482,163	10.282519
19	378,763,799	9.669424	60	164,941,749	10.281357	101	N/A	N/A	142	N/A	N/A
20	372,762,534	10.009223	61	N/A	N/A	102	73,688,202	10.281836	143	33,152,278	10.282563
21	366,854,263	9.702985	62	158,766,868	10.281375	103	72,278,452	10.281851	144	32,506,161	10.282585
22	360,282,526	10.039736	63	N/A	N/A	104	N/A	N/A	145	N/A	N/A
23	353,821,785	9.728457	64	152,820,300	10.281394	105	69,537,857	10.281879	146	31,250,410	10.28263
24	347,470,092	9.740797	65	N/A	N/A	106	N/A	N/A	147	N/A	N/A
25	N/A	N/A	66	147,093,656	10.281413	107	66,899,231	10.281909	148	30,041,802	10.282676
26	333,848,920	9.763245	67	144,310,267	10.281423	108	65,616,976	10.281924	149	N/A	N/A
27	326,698,600	10.099178	68	N/A	N/A	109	N/A	N/A	150	28,878,591	10.282724
28	319,681,705	9.783376	69	138,898,447	10.281443	110	63,124,299	10.281954	151	28,313,482	10.282748
29	312,795,770	10.11962	70	N/A	N/A	111	N/A	N/A	152	N/A	N/A
30	306,038,374	9.802816	71	133,686,896	10.281463	112	60,724,451	10.281985	153	27,215,234	10.282796
31	299,407,143	9.812285	72	131,153,911	10.281473	113	N/A	N/A	154	N/A	N/A
32	292,899,745	10.148977	73	N/A	N/A	114	58,414,009	10.282017	155	26,158,296	10.282846
33	286,513,892	9.830736	74	126,229,046	10.281494	115	57,291,280	10.282033	156	25,644,837	10.282872
34	280,247,338	10.167715	75	N/A	N/A	116	N/A	N/A	157	N/A	N/A
35	274,097,878	9.848558	76	121,486,549	10.281516	117	55,108,802	10.282065	158	24,647,010	10.282924
36	268,063,349	9.85724	77	N/A	N/A	118	N/A	N/A	159	N/A	N/A
37	N/A	N/A	78	116,919,712	10.281537	119	53,007,711	10.282099	160	23,686,770	10.282977
38	256,330,628	9.87183	79	114,700,139	10.281548	120	51,986,743	10.282116
39	250,628,305	10.207022	80	N/A	N/A	121	N/A	N/A
40	245,032,651	9.883581	81	110,384,755	10.281571	122	50,002,136	10.28215
41	239,541,695	10.218928	82	N/A	N/A	123	N/A	N/A

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed to the Certificates in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X-2 Certificates);

2)

Concurrently to the Senior Certificates:

(i)

First, to the Class R Certificate, second, to the Class 1A-1 Certificates, and third, to the group 1 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 1 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

(ii)

First, on a pro rata basis to the Class 2A-1A, Class 2A-1B and Class 2A-2 Certificates and, second to the group 2 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 2 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

3)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

4)

Class B-1 Certificates, principal allocable to such Class;

5)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

6)

Class B-2 Certificates, principal allocable to such Class;

7)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

8)

Class B-3 Certificates, principal allocable to such Class;

9)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

10)

Class B-1, Class B-2 and Class B-3 Certificates, in order of seniority, the Carryover Shortfall Amount for such class, to the extent of interest distributable to the Class X-2 Certificates remaining after distributions pursuant to 3) above;

11)

Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)*

Class 2A-1A to Optional Call Date

	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.20	5.03	3.78	2.39	1.66
MDUR (yr)	6.00	4.38	3.39	2.22	1.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	265	196	150	97	69

Class 2A-1A to Maturity

	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.41	5.23	3.95	2.50	1.74
MDUR (yr)	6.10	4.49	3.50	2.30	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class 2A-1B to Optional Call Date

	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.20	5.03	3.78	2.39	1.66
MDUR (yr)	5.97	4.37	3.38	2.21	1.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	265	196	150	97	69

Class 2A-1B to Maturity

	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.41	5.23	3.95	2.50	1.74
MDUR (yr)	6.07	4.48	3.49	2.30	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class 2A-2 to Optional Call Date

	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.20	5.03	3.78	2.39	1.66
MDUR (yr)	5.97	4.36	3.38	2.21	1.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	265	196	150	97	69

Class 2A-2 to Maturity

	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	7.41	5.23	3.95	2.50	1.74
MDUR (yr)	6.07	4.48	3.49	2.30	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

*Includes the effects of assumed negative amortization

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2A-1A , Class 2A-1B and Class 2A-2 Certificates will be equal to approximately 10.50% for the second Distribution Date and thereafter until the first possible Optional Call Date.

(1)

Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.
(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

 Total Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,105,235,200	$40,000	$1,616,000
Average Scheduled Principal Balance	$323,452
Number of Mortgage Loans	3,417

Weighted Average Gross Coupon	4.395%	1.000%	6.287%
Weighted Average FICO Score	702	614	817
Weighted Average Combined Original LTV	71.96%	7.80%	90.02%

Weighted Average Original Term	396 months	180 months	480 months
Weighted Average Stated Remaining Term	395 months	179 months	480 months
Weighted Average Seasoning	1 months	0 months	6 months

Weighted Average Gross Margin	3.279%	2.100%	4.400%
Weighted Average Minimum Interest Rate	3.279%	2.100%	4.400%
Weighted Average Maximum Interest Rate	11.006%	9.950%	11.950%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Jan 1 2020	Feb 1 2045
Maximum Zip Code Concentration	0.82%	91913

ARM	100.00%	Cash Out Refinance	55.97%
		Purchase	21.10%
Negam MTA	100.00%	Rate/Term Refinance	22.93%

Not Interest Only	100.00%	Condominium	8.75%
		PUD	18.19%
Prepay Penalty: N/A	9.28%	Single Family	73.06%
Prepay Penalty: 12 months	24.36%
Prepay Penalty: 24 months	0.44%	Investor	5.88%
Prepay Penalty: 36 months	65.91%	Primary	93.80%
		Second Home	0.33%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	6.41%	California	86.46%
Express Documentation	10.46%	Arizona	3.25%
Full Documentation	4.61%	Nevada	1.93%
Lite Documentation	78.52%	New Jersey	1.92%
		New York	1.23%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	4	175,797.98	0.02%	4.278	359	60.97	705
50,000.01 - 100,000.00	68	5,791,247.02	0.52%	4.940	371	55.04	710
100,000.01 - 150,000.00	234	30,378,630.01	2.75%	4.531	384	62.47	708
150,000.01 - 200,000.00	405	72,127,087.60	6.53%	4.614	388	66.89	700
200,000.01 - 250,000.00	536	121,350,799.61	10.98%	4.563	384	70.49	700
250,000.01 - 300,000.00	528	145,755,902.89	13.19%	4.590	387	70.79	703
300,000.01 - 350,000.00	425	139,221,664.27	12.60%	4.339	390	71.69	701
350,000.01 - 400,000.00	396	148,494,676.84	13.44%	4.312	395	74.67	697
400,000.01 - 450,000.00	231	98,164,208.18	8.88%	4.330	403	74.80	706
450,000.01 - 500,000.00	200	95,677,184.61	8.66%	4.351	400	76.45	706
500,000.01 - 550,000.00	123	64,291,859.69	5.82%	4.130	401	75.87	707
550,000.01 - 600,000.00	88	50,680,110.15	4.59%	4.331	402	73.97	715
600,000.01 - 650,000.00	75	47,430,880.89	4.29%	3.894	409	75.34	707
650,000.01 - 700,000.00	35	23,709,844.01	2.15%	3.750	393	71.35	695
700,000.01 - 750,000.00	21	15,261,392.02	1.38%	4.534	404	69.13	682
750,000.01 - 800,000.00	13	10,226,526.45	0.93%	4.703	424	69.46	705
800,000.01 - 850,000.00	7	5,755,714.80	0.52%	4.656	444	65.58	683
850,000.01 - 900,000.00	5	4,366,727.07	0.40%	5.259	406	65.05	659
900,000.01 - 950,000.00	3	2,777,606.86	0.25%	5.184	439	65.07	713
950,000.01 - 1,000,000.00	7	6,897,953.54	0.62%	4.456	410	61.10	689
1,000,000.01+	13	16,699,385.86	1.51%	4.703	414	57.86	710
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	571	193,114,492.03	17.47%	1.049	397	70.46	704
1.500 - 1.999	16	4,172,950.00	0.38%	1.550	480	64.58	696
2.000 - 2.499	68	20,275,053.00	1.83%	2.028	394	88.25	692
3.500 - 3.999	1	648,451.01	0.06%	3.987	359	78.31	780
4.000 - 4.499	142	53,451,896.84	4.84%	4.376	392	72.07	739
4.500 - 4.999	649	242,508,820.42	21.94%	4.766	400	71.60	703
5.000 - 5.499	1,264	388,583,246.72	35.16%	5.312	386	71.87	705
5.500 - 5.999	660	192,269,925.79	17.40%	5.663	402	72.99	685
6.000 - 6.499	46	10,210,364.54	0.92%	6.097	394	62.60	694
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	59	20,576,923.01	1.86%	4.455	365	70.68	622
625-649	456	145,204,727.34	13.14%	4.553	387	72.78	638
650-674	618	200,989,483.39	18.19%	4.495	387	73.82	662
675-699	617	194,264,990.48	17.58%	4.345	397	72.28	687
700+	1,667	544,199,076.13	49.24%	4.331	400	70.99	743
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	283	66,125,075.48	5.98%	4.355	395	40.43	721
50.00- 54.99	116	32,538,355.36	2.94%	4.147	399	52.45	713
55.00- 59.99	161	50,089,431.50	4.53%	4.249	400	57.52	714
60.00- 64.99	244	74,493,356.91	6.74%	4.495	395	62.56	702
65.00- 69.99	310	107,190,472.37	9.70%	4.462	388	67.44	704
70.00- 74.99	525	174,417,491.70	15.78%	4.448	396	72.35	697
75.00- 79.99	823	278,332,316.02	25.18%	4.380	390	76.33	696
80.00	633	226,343,546.08	20.48%	4.314	400	80.00	709
80.01- 84.99	56	17,473,141.45	1.58%	4.902	388	83.41	686
85.00- 89.99	136	38,843,386.55	3.51%	4.557	401	87.82	685
90.00- 94.99	130	39,388,626.93	3.56%	4.438	395	90.00	696
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	1	73,618.78	0.01%	4.837	179	35.24	659
300	1	99,683.33	0.01%	4.587	299	66.67	674
360	2,492	773,900,286.69	70.02%	4.414	359	71.93	699
480	923	331,161,611.55	29.96%	4.351	479	72.05	710
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	1	73,618.78	0.01%	4.837	179	35.24	659
241-300	1	99,683.33	0.01%	4.587	299	66.67	674
301-360	2,492	773,900,286.69	70.02%	4.414	359	71.93	699
361+	923	331,161,611.55	29.96%	4.351	479	72.05	710
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	473	138,106,614.56	12.50%	4.536	404	67.34	713
20.01 -25.00	800	258,010,101.38	23.34%	4.397	403	70.61	708
25.01 -30.00	1,187	398,331,992.68	36.04%	4.304	392	72.48	701
30.01 -35.00	742	250,455,104.81	22.66%	4.398	388	74.80	694
35.01 -40.00	185	52,732,487.89	4.77%	4.579	384	74.07	691
40.01 -45.00	23	5,037,278.69	0.46%	5.016	393	69.99	704
45.01 -50.00	3	1,361,635.79	0.12%	5.425	358	58.16	712
50.01 -55.00	2	432,423.95	0.04%	5.492	358	66.43	748
None	2	767,560.60	0.07%	5.503	417	59.15	767
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	291	102,619,066.39	9.28%	3.797	406	71.59	714
Prepay Penalty: 12 months	705	269,274,908.69	24.36%	3.888	401	71.94	704
Prepay Penalty: 24 months	16	4,887,999.50	0.44%	4.687	381	70.20	719
Prepay Penalty: 36 months	2,405	728,453,225.77	65.91%	4.665	391	72.03	700
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	238	70,878,368.32	6.41%	4.472	397	74.18	706
Express Documentation	415	115,617,521.63	10.46%	4.515	385	68.46	727
Full Documentation	174	50,935,226.10	4.61%	4.308	401	73.16	704
Lite Documentation	2,590	867,804,084.30	78.52%	4.378	395	72.18	699
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,992	618,576,073.14	55.97%	4.408	393	68.44	700
Purchase	616	233,201,060.69	21.10%	4.188	403	79.00	716
Rate/Term Refinance	809	253,458,066.52	22.93%	4.554	393	74.08	696
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	360	96,699,772.03	8.75%	4.452	405	73.76	707
PUD	554	200,996,892.05	18.19%	4.208	397	72.52	706
Single Family	2,503	807,538,536.27	73.06%	4.435	393	71.61	701
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	291	64,946,324.57	5.88%	4.834	397	64.25	713
Primary	3,111	1,036,687,613.79	93.80%	4.369	395	72.44	702
Second Home	15	3,601,261.99	0.33%	3.932	396	74.65	707
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	163	35,882,860.11	3.25%	4.334	384	76.18	704
California	2,790	955,580,153.09	86.46%	4.429	398	71.54	703
Colorado	20	4,445,913.07	0.40%	3.932	379	80.61	704
Connecticut	5	919,594.13	0.08%	2.425	360	66.35	733
Delaware	1	287,322.08	0.03%	5.287	479	75.79	737
Illinois	64	13,018,579.64	1.18%	4.217	364	76.57	680
Indiana	4	1,033,508.56	0.09%	4.937	359	85.17	699
Massachusetts	36	10,391,705.14	0.94%	4.761	368	74.21	702
Minnesota	7	1,634,530.78	0.15%	3.580	387	81.12	672
Missouri	6	1,025,199.44	0.09%	3.190	359	80.46	696
Nevada	89	21,312,525.88	1.93%	3.910	392	73.23	704
New Jersey	78	21,253,505.27	1.92%	3.935	363	71.81	704
New York	44	13,616,603.63	1.23%	3.695	361	69.51	694
Ohio	2	294,550.00	0.03%	2.828	360	84.47	780
Oregon	24	5,170,080.23	0.47%	4.088	386	76.80	703
Pennsylvania	11	1,977,900.93	0.18%	4.629	359	74.40	686
Rhode Island	19	3,297,750.83	0.30%	5.067	388	70.36	695
Virginia	7	1,570,860.11	0.14%	4.225	376	71.63	713
Washington	47	12,522,057.43	1.13%	4.637	384	78.00	684
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	63	26,701,616.21	2.42%	3.455	389	73.21	749
2.500 - 2.999	740	279,559,216.38	25.29%	3.807	399	72.53	713
3.000 - 3.499	1,200	384,215,677.24	34.76%	4.268	390	71.12	711
3.500 - 3.999	1,337	398,419,765.27	36.05%	4.945	396	72.67	684
4.000 - 4.499	77	16,338,925.25	1.48%	5.557	406	62.76	693
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	63	26,701,616.21	2.42%	3.455	389	73.21	749
2.500 - 2.999	740	279,559,216.38	25.29%	3.807	399	72.53	713
3.000 - 3.499	1,200	384,215,677.24	34.76%	4.268	390	71.12	711
3.500 - 3.999	1,337	398,419,765.27	36.05%	4.945	396	72.67	684
4.000 - 4.499	77	16,338,925.25	1.48%	5.557	406	62.76	693
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1	466,803.00	0.04%	5.537	359	75.00	767
10.000 -10.499	2	443,387.24	0.04%	5.038	439	82.76	688
10.500 -10.999	2,286	729,155,917.91	65.97%	4.387	359	72.43	698
11.000 -11.499	1,042	354,172,207.52	32.04%	4.389	464	71.34	710
11.500 -11.999	86	20,996,884.68	1.90%	4.748	477	66.02	720
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
03/01/05	2,762	887,672,705.32	80.32%	5.190	394	71.95	702
04/01/05	655	217,562,495.03	19.68%	1.150	399	72.01	703
Total	3,417	1,105,235,200.35	100.00%	4.395	395	71.96	702

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group I Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$551,451,099	$40,000	$599,494
Average Scheduled Principal Balance	$240,284
Number of Mortgage Loans	2,295

Weighted Average Gross Coupon	4.526%	1.000%	6.287%
Weighted Average FICO Score	701	614	817
Weighted Average Combined Original LTV	69.91%	7.80%	90.02%

Weighted Average Original Term	389 months	180 months	480 months
Weighted Average Stated Remaining Term	387 months	179 months	480 months
Weighted Average Seasoning	1 months	0 months	6 months

Weighted Average Gross Margin	3.368%	2.200%	4.400%
Weighted Average Minimum Interest Rate	3.368%	2.200%	4.400%
Weighted Average Maximum Interest Rate	11.020%	10.050%	11.950%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Jan 1 2020	Feb 1 2045
Maximum Zip Code Concentration	0.63%	95758

ARM	100.00%	Cash Out Refinance	62.91%
		Purchase	13.64%
Negam MTA	100.00%	Rate/Term Refinance	23.45%

Not Interest Only	100.00%	Condominium	11.97%
		PUD	13.31%
Prepay Penalty: 0 months	7.53%	Single Family	74.73%
Prepay Penalty: 12 months	16.73%
Prepay Penalty: 24 months	0.50%	Investor	10.37%
Prepay Penalty: 36 months	75.25%	Primary	89.12%
		Second Home	0.51%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	7.33%	California	79.04%
Express Documentation	13.73%	Arizona	4.70%
Full Documentation	5.73%	Nevada	3.12%
Lite Documentation	73.21%	New Jersey	2.88%
		Illinois	2.18%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	4	175,797.98	0.03%	4.278	359	60.97	705
50,000.01 - 100,000.00	68	5,791,247.02	1.05%	4.940	371	55.04	710
100,000.01 - 150,000.00	234	30,378,630.01	5.51%	4.531	384	62.47	708
150,000.01 - 200,000.00	405	72,127,087.60	13.08%	4.614	388	66.89	700
200,000.01 - 250,000.00	536	121,350,799.61	22.01%	4.563	384	70.49	700
250,000.01 - 300,000.00	528	145,755,902.89	26.43%	4.590	387	70.79	703
300,000.01 - 350,000.00	425	139,221,664.27	25.25%	4.339	390	71.69	701
350,000.01 - 400,000.00	73	26,261,929.87	4.76%	4.571	396	71.98	694
400,000.01 - 450,000.00	11	4,624,647.01	0.84%	3.960	392	72.28	723
450,000.01 - 500,000.00	5	2,383,853.13	0.43%	5.481	406	73.76	680
500,000.01 - 550,000.00	1	507,025.05	0.09%	5.737	358	71.12	637
550,000.01 - 600,000.00	5	2,872,514.70	0.52%	5.294	382	74.31	715
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	357	87,718,582.29	15.91%	1.059	387	66.83	701
1.500 - 1.999	14	3,238,000.00	0.59%	1.550	480	65.23	702
2.000 - 2.499	44	10,215,244.00	1.85%	2.024	388	88.03	689
4.000 - 4.499	71	18,867,955.00	3.42%	4.393	385	67.02	742
4.500 - 4.999	340	84,574,141.61	15.34%	4.771	389	69.13	708
5.000 - 5.499	932	221,963,856.61	40.25%	5.314	380	70.62	704
5.500 - 5.999	493	115,463,000.32	20.94%	5.668	397	71.10	685
6.000 - 6.499	44	9,410,319.31	1.71%	6.091	392	62.22	694
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	39	8,594,700.47	1.56%	4.642	369	72.67	622
625-649	313	75,995,248.76	13.78%	4.545	384	71.34	639
650-674	404	97,172,347.52	17.62%	4.679	384	72.50	662
675-699	448	108,423,207.32	19.66%	4.570	392	71.02	687
700+	1,091	261,265,595.07	47.38%	4.443	388	67.98	743
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	254	49,342,666.28	8.95%	4.338	391	39.01	726
50.00- 54.99	97	22,304,299.79	4.04%	3.947	390	52.43	712
55.00- 59.99	124	29,226,809.41	5.30%	4.251	391	57.52	709
60.00- 64.99	194	45,771,527.40	8.30%	4.593	388	62.34	705
65.00- 69.99	211	53,064,004.38	9.62%	4.731	382	67.35	700
70.00- 74.99	357	90,085,343.86	16.34%	4.587	384	72.17	698
75.00- 79.99	511	129,000,931.79	23.39%	4.546	387	76.23	694
80.00	330	81,913,117.27	14.85%	4.557	389	80.00	703
80.01- 84.99	34	8,125,391.74	1.47%	4.810	388	83.25	675
85.00- 89.99	98	22,847,630.44	4.14%	4.639	395	87.83	686
90.00- 94.99	85	19,769,376.78	3.58%	4.575	385	90.00	695
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	1	73,618.78	0.01%	4.837	179	35.24	659
300	1	99,683.33	0.02%	4.587	299	66.67	674
360	1,763	419,731,717.78	76.11%	4.526	359	70.04	700
480	530	131,546,079.25	23.85%	4.529	479	69.53	705
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	1	73,618.78	0.01%	4.837	179	35.24	659
241-300	1	99,683.33	0.02%	4.587	299	66.67	674
301-360	1,763	419,731,717.78	76.11%	4.526	359	70.04	700
361+	530	131,546,079.25	23.85%	4.529	479	69.53	705
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	368	81,124,511.63	14.71%	4.669	395	65.66	714
20.01 -25.00	567	138,657,024.11	25.14%	4.586	393	68.77	705
25.01 -30.00	744	184,895,114.28	33.53%	4.393	383	70.49	698
30.01 -35.00	454	111,052,950.81	20.14%	4.507	383	73.11	693
35.01 -40.00	138	30,836,380.58	5.59%	4.685	388	71.93	701
40.01 -45.00	20	3,837,534.08	0.70%	4.824	380	66.33	705
45.01 -50.00	1	221,036.18	0.04%	5.687	358	75.00	650
50.01 -55.00	2	432,423.95	0.08%	5.492	358	66.43	748
None	1	394,123.52	0.07%	5.187	359	53.02	756
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,295	551,451,099.14	100.00%	4.526	387	69.91	701
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	2,295	551,451,099.14	100.00%	4.526	387	69.91	701
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	2,295	551,451,099.14	100.00%	4.526	387	69.91	701
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	171	41,506,202.90	7.53%	3.829	402	67.66	712
Prepay Penalty: 12 months	356	92,255,372.51	16.73%	3.862	391	68.94	709
Prepay Penalty: 24 months	11	2,737,780.43	0.50%	5.326	382	74.68	708
Prepay Penalty: 36 months	1,757	414,951,743.30	75.25%	4.739	385	70.32	698
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,295	551,451,099.14	100.00%	4.526	387	69.91	701
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	176	40,419,134.02	7.33%	4.557	395	74.09	708
Express Documentation	327	75,694,334.05	13.73%	4.463	385	66.74	727
Full Documentation	136	31,608,787.11	5.73%	4.385	398	70.54	708
Lite Documentation	1,656	403,728,843.96	73.21%	4.546	386	70.04	695
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,425	346,932,697.34	62.91%	4.508	386	66.57	701
Purchase	307	75,205,818.77	13.64%	4.374	393	78.57	714
Rate/Term Refinance	563	129,312,583.03	23.45%	4.664	388	73.83	695
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	293	65,997,862.73	11.97%	4.522	402	72.63	704
PUD	311	73,381,282.90	13.31%	4.438	385	71.39	708
Single Family	1,691	412,071,953.51	74.73%	4.543	386	69.21	700
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	272	57,170,572.89	10.37%	4.850	395	64.12	712
Primary	2,010	491,447,848.04	89.12%	4.494	387	70.54	700
Second Home	13	2,832,678.21	0.51%	3.613	390	77.20	715
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	146	25,941,906.40	4.70%	4.451	384	77.51	704
California	1,735	435,856,908.13	79.04%	4.589	391	68.63	702
Colorado	18	3,536,524.28	0.64%	4.117	384	80.87	715
Connecticut	5	919,594.13	0.17%	2.425	360	66.35	733
Delaware	1	287,322.08	0.05%	5.287	479	75.79	737
Illinois	62	12,008,382.31	2.18%	4.328	365	76.50	681
Indiana	2	268,813.69	0.05%	5.016	359	81.67	671
Massachusetts	32	8,410,086.05	1.53%	4.884	363	73.64	702
Minnesota	6	1,252,204.10	0.23%	3.181	360	79.94	670
Missouri	6	1,025,199.44	0.19%	3.190	359	80.46	696
Nevada	80	17,198,669.98	3.12%	4.066	387	73.56	700
New Jersey	66	15,899,297.67	2.88%	3.975	364	71.44	705
New York	34	8,566,869.67	1.55%	4.010	362	66.28	690
Ohio	2	294,550.00	0.05%	2.828	360	84.47	780
Oregon	23	4,650,080.23	0.84%	4.422	375	76.44	697
Pennsylvania	11	1,977,900.93	0.36%	4.629	359	74.40	686
Rhode Island	19	3,297,750.83	0.60%	5.067	388	70.36	695
Virginia	6	1,092,123.77	0.20%	4.023	383	67.96	708
Washington	41	8,966,915.45	1.63%	4.637	387	79.60	690
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	27	6,942,544.55	1.26%	3.283	373	66.29	752
2.500 - 2.999	373	97,093,827.08	17.61%	3.787	391	69.78	711
3.000 - 3.499	839	199,579,464.59	36.19%	4.318	381	69.43	716
3.500 - 3.999	982	232,695,780.85	42.20%	4.987	391	70.96	683
4.000 - 4.499	74	15,139,482.07	2.75%	5.517	404	62.63	691
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	27	6,942,544.55	1.26%	3.283	373	66.29	752
2.500 - 2.999	373	97,093,827.08	17.61%	3.787	391	69.78	711
3.000 - 3.499	839	199,579,464.59	36.19%	4.318	381	69.43	716
3.500 - 3.999	982	232,695,780.85	42.20%	4.987	391	70.96	683
4.000 - 4.499	74	15,139,482.07	2.75%	5.517	404	62.63	691
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
10.000 -10.499	2	443,387.24	0.08%	5.038	439	82.76	688
10.500 -10.999	1,568	379,535,843.12	68.82%	4.492	359	70.73	699
11.000 -11.499	648	154,169,044.66	27.96%	4.583	448	68.30	705
11.500 -11.999	77	17,302,824.12	3.14%	4.774	477	66.10	716
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	2,295	551,451,099.14	100.00%	4.526	387	69.91	701
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	2,295	551,451,099.14	100.00%	4.526	387	69.91	701
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
03/01/05	1,880	450,279,272.85	81.65%	5.280	387	70.13	701
04/01/05	415	101,171,826.29	18.35%	1.172	390	68.92	700
Total	2,295	551,451,099.14	100.00%	4.526	387	69.91	701

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group II Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$553,784,101	$358,241	$1,616,000
Average Scheduled Principal Balance	$493,569
Number of Mortgage Loans	1,122

Weighted Average Gross Coupon	4.264%	1.000%	6.187%
Weighted Average FICO Score	703	620	807
Weighted Average Combined Original LTV	74.00%	35.71%	90.01%

Weighted Average Original Term	403 months	360 months	480 months
Weighted Average Stated Remaining Term	402 months	355 months	480 months
Weighted Average Seasoning	1 months	0 months	5 months

Weighted Average Gross Margin	3.190%	2.100%	4.300%
Weighted Average Minimum Interest Rate	3.190%	2.100%	4.300%
Weighted Average Maximum Interest Rate	10.992%	9.950%	11.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Sep 1 2034	Feb 1 2045
Maximum Zip Code Concentration	1.40%	91913

ARM	100.00%	Cash Out Refinance	49.05%
		Purchase	28.53%
Negam MTA	100.00%	Rate/Term Refinance	22.42%

Not Interest Only	100.00%	Condominium	5.54%
		PUD	23.04%
Prepay Penalty: 0 months	11.04%	Single Family	71.41%
Prepay Penalty: 12 months	31.97%
Prepay Penalty: 24 months	0.39%	Investor	1.40%
Prepay Penalty: 36 months	56.61%	Primary	98.46%
		Second Home	0.14%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	5.50%	California	93.85%
Express Documentation	7.21%	Arizona	1.80%
Full Documentation	3.49%	New Jersey	0.97%
Lite Documentation	83.80%	New York	0.91%
		Nevada	0.74%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
350,000.01 - 400,000.00	323	122,232,746.97	22.07%	4.257	395	75.25	698
400,000.01 - 450,000.00	220	93,539,561.17	16.89%	4.348	403	74.93	706
450,000.01 - 500,000.00	195	93,293,331.48	16.85%	4.322	400	76.51	707
500,000.01 - 550,000.00	122	63,784,834.64	11.52%	4.117	401	75.90	708
550,000.01 - 600,000.00	83	47,807,595.45	8.63%	4.273	403	73.95	715
600,000.01 - 650,000.00	75	47,430,880.89	8.56%	3.894	409	75.34	707
650,000.01 - 700,000.00	35	23,709,844.01	4.28%	3.750	393	71.35	695
700,000.01 - 750,000.00	21	15,261,392.02	2.76%	4.534	404	69.13	682
750,000.01 - 800,000.00	13	10,226,526.45	1.85%	4.703	424	69.46	705
800,000.01 - 850,000.00	7	5,755,714.80	1.04%	4.656	444	65.58	683
850,000.01 - 900,000.00	5	4,366,727.07	0.79%	5.259	406	65.05	659
900,000.01 - 950,000.00	3	2,777,606.86	0.50%	5.184	439	65.07	713
950,000.01 - 1,000,000.00	7	6,897,953.54	1.25%	4.456	410	61.10	689
1,000,000.01+	13	16,699,385.86	3.02%	4.703	414	57.86	710
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000 - 1.499	214	105,395,909.74	19.03%	1.042	406	73.48	706
1.500 - 1.999	2	934,950.00	0.17%	1.550	480	62.30	675
2.000 - 2.499	24	10,059,809.00	1.82%	2.033	400	88.48	695
3.500 - 3.999	1	648,451.01	0.12%	3.987	359	78.31	780
4.000 - 4.499	71	34,583,941.84	6.25%	4.367	396	74.82	738
4.500 - 4.999	309	157,934,678.81	28.52%	4.763	407	72.93	701
5.000 - 5.499	332	166,619,390.11	30.09%	5.309	394	73.54	706
5.500 - 5.999	167	76,806,925.47	13.87%	5.655	408	75.84	687
6.000 - 6.499	2	800,045.23	0.14%	6.162	418	67.00	702
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
600-624	20	11,982,222.54	2.16%	4.321	363	69.25	622
625-649	143	69,209,478.58	12.50%	4.563	389	74.35	638
650-674	214	103,817,135.87	18.75%	4.324	390	75.05	662
675-699	169	85,841,783.16	15.50%	4.062	404	73.88	686
700+	576	282,933,481.06	51.09%	4.228	411	73.77	743
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	29	16,782,409.20	3.03%	4.403	405	44.62	706
50.00- 54.99	19	10,234,055.57	1.85%	4.582	420	52.49	717
55.00- 59.99	37	20,862,622.09	3.77%	4.246	412	57.51	720
60.00- 64.99	50	28,721,829.51	5.19%	4.338	406	62.90	698
65.00- 69.99	99	54,126,467.99	9.77%	4.198	393	67.53	707
70.00- 74.99	168	84,332,147.84	15.23%	4.299	408	72.54	696
75.00- 79.99	312	149,331,384.23	26.97%	4.235	394	76.41	699
80.00	303	144,430,428.81	26.08%	4.177	407	80.00	712
80.01- 84.99	22	9,347,749.71	1.69%	4.982	389	83.55	696
85.00- 89.99	38	15,995,756.11	2.89%	4.440	411	87.81	684
90.00- 94.99	45	19,619,250.15	3.54%	4.301	404	90.00	697
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
360	729	354,168,568.91	63.95%	4.281	359	74.17	698
480	393	199,615,532.30	36.05%	4.234	479	73.71	713
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
301-360	729	354,168,568.91	63.95%	4.281	359	74.17	698
361+	393	199,615,532.30	36.05%	4.234	479	73.71	713
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	105	56,982,102.93	10.29%	4.346	417	69.72	713
20.01 -25.00	233	119,353,077.27	21.55%	4.176	416	72.74	712
25.01 -30.00	443	213,436,878.40	38.54%	4.227	400	74.21	704
30.01 -35.00	288	139,402,154.00	25.17%	4.311	392	76.14	696
35.01 -40.00	47	21,896,107.31	3.95%	4.429	380	77.07	676
40.01 -45.00	3	1,199,744.61	0.22%	5.629	432	81.71	700
45.01 -50.00	2	1,140,599.61	0.21%	5.374	358	54.90	723
None	1	373,437.08	0.07%	5.837	479	65.61	779
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,122	553,784,101.21	100.00%	4.264	402	74.00	703
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Negam MTA	1,122	553,784,101.21	100.00%	4.264	402	74.00	703
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Not Interest Only	1,122	553,784,101.21	100.00%	4.264	402	74.00	703
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	120	61,112,863.49	11.04%	3.775	408	74.25	715
Prepay Penalty: 12 months	349	177,019,536.18	31.97%	3.902	406	73.50	702
Prepay Penalty: 24 months	5	2,150,219.07	0.39%	3.874	380	64.49	733
Prepay Penalty: 36 months	648	313,501,482.47	56.61%	4.566	399	74.30	702
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	1,122	553,784,101.21	100.00%	4.264	402	74.00	703
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alternative Documentation	62	30,459,234.30	5.50%	4.359	400	74.29	702
Express Documentation	88	39,923,187.58	7.21%	4.613	385	71.71	728
Full Documentation	38	19,326,438.99	3.49%	4.181	407	77.43	698
Lite Documentation	934	464,075,240.34	83.80%	4.231	404	74.04	702
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	567	271,643,375.80	49.05%	4.279	401	70.82	698
Purchase	309	157,995,241.92	28.53%	4.100	407	79.21	717
Rate/Term Refinance	246	124,145,483.49	22.42%	4.440	399	74.34	697
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Condominium	67	30,701,909.30	5.54%	4.301	412	76.20	713
PUD	243	127,615,609.15	23.04%	4.075	404	73.18	706
Single Family	812	395,466,582.76	71.41%	4.322	401	74.10	702
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Investor	19	7,775,751.68	1.40%	4.712	416	65.26	722
Primary	1,101	545,239,765.75	98.46%	4.256	402	74.14	703
Second Home	2	768,583.78	0.14%	5.110	416	65.25	677
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Arizona	17	9,940,953.71	1.80%	4.028	386	72.73	705
California	1,055	519,723,244.96	93.85%	4.295	404	73.98	704
Colorado	2	909,388.79	0.16%	3.214	359	79.60	660
Illinois	2	1,010,197.33	0.18%	2.890	359	77.43	659
Indiana	2	764,694.87	0.14%	4.909	359	86.40	708
Massachusetts	4	1,981,619.09	0.36%	4.239	389	76.62	701
Minnesota	1	382,326.68	0.07%	4.887	478	85.00	678
Nevada	9	4,113,855.90	0.74%	3.258	411	71.86	720
New Jersey	12	5,354,207.60	0.97%	3.819	359	72.93	702
New York	10	5,049,733.96	0.91%	3.160	359	74.99	701
Oregon	1	520,000.00	0.09%	1.100	480	80.00	757
Virginia	1	478,736.34	0.09%	4.687	358	80.00	725
Washington	6	3,555,141.98	0.64%	4.638	376	73.97	670
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	36	19,759,071.66	3.57%	3.515	394	75.64	749
2.500 - 2.999	367	182,465,389.30	32.95%	3.818	404	73.99	713
3.000 - 3.499	361	184,636,212.65	33.34%	4.214	400	72.94	706
3.500 - 3.999	355	165,723,984.42	29.93%	4.887	403	75.08	684
4.000 - 4.499	3	1,199,443.18	0.22%	6.070	438	64.43	717
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.000 - 2.499	36	19,759,071.66	3.57%	3.515	394	75.64	749
2.500 - 2.999	367	182,465,389.30	32.95%	3.818	404	73.99	713
3.000 - 3.499	361	184,636,212.65	33.34%	4.214	400	72.94	706
3.500 - 3.999	355	165,723,984.42	29.93%	4.887	403	75.08	684
4.000 - 4.499	3	1,199,443.18	0.22%	6.070	438	64.43	717
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
9.500 - 9.999	1	466,803.00	0.08%	5.537	359	75.00	767
10.500 -10.999	718	349,620,074.79	63.13%	4.273	359	74.28	698
11.000 -11.499	394	200,003,162.86	36.12%	4.239	476	73.68	713
11.500 -11.999	9	3,694,060.56	0.67%	4.626	479	65.66	739
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	1,122	553,784,101.21	100.00%	4.264	402	74.00	703
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.000	1,122	553,784,101.21	100.00%	4.264	402	74.00	703
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
03/01/05	882	437,393,432.47	78.98%	5.098	401	73.82	703
04/01/05	240	116,390,668.74	21.02%	1.131	406	74.68	705
Total	1,122	553,784,101.21	100.00%	4.264	402	74.00	703